EXHIBIT 21.1

COPART, INC. SUBSIDIARIES

ACE AUTO PARTS, INC.
State of incorporation Oregon

COPART CREDIT ACCEPTANCE CORP
State of incorporation California

COPART-DALLAS, INC.
State of incorporation California
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART-HOUSTON, INC.
State of incorporation California
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART INVESTMENT HOLDINGS, LLC
Limited Liability Company Delaware

COPART LAND HOLDING, LLC
Limited Liability Company Maryland

CPRT LAND HOLDINGS, INC.
State of incorporation California

COPART LAND HOLDINGS, LLC
Limited Liability Company Connecticut

COPART OF ARIZONA, INC.
State of incorporation Arizona
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF ARKANSAS, INC.
State of incorporation Arkansas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF CONNECTICUT, INC.
State of incorporation Connecticut
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF FLORIDA, INC.
State of incorporation Florida

COPART OF HOUSTON, INC.
General Partner Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF KANSAS, INC.
State of incorporation Kansas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF LOUISIANA, INC.
State of incorporation Louisiana
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF MISSOURI, INC.
State of incorporation Missouri
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF OKLAHOMA, INC.
State of incorporation Oklahoma
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TENNESSEE, INC.
State of incorporation Tennessee
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TEXAS, INC.
General Partner Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF WASHINGTON, INC.
State of incorporation Washington
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

DALLAS COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP
Limited Partnership Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

GULF STORAGE, INC.
State of incorporation Louisiana

HOUSTON COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP
Limited partnership Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

L&S TOWING AND STORAGE, LLC
Limited Liability Company Florida

MOTORS AUCTION GROUP, INC.
State of incorporation Delaware
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

TDP WEST PALM, INC.
State of incorporation Florida
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

VB2, INC.
State of incorporation Delaware
Doing business as VB2

OUTBID.COM

COPART CLAIMS HANDLING SERVICES LIMITED

CPRT HOLDINGS LLC

Delaware

COPART LTD
Dormant

SALVAGE PARENT, INC.

Delaware

QCSA HOLDINGS INC.

QCSA CHARITY LLC

Delaware

DESERT VIEW AUTO REPO, INC

California

CALIFORNIA TOWING & STORAGE LLC

California

QCSA MADISON LLC

Illinois

QCSA MINNESOTA LLC

Minnesota

QCSA OF HAMMOND LLC

Indiana

CRASHED TOYS, LLC

Iowa

SALVAGE DIRECT, INC

Pennsylvania

QUAD CITY SALVAGE AUCTIN, INC.

Iowa

QCSA EQUIPMENT INC.

Iowa

QCSA/SPRINGFIELD INC.

Illinois

QCSA ELGIN, INC

Illinois

STORAGE DIRECT LLC

PENNSYLVANIA

QCSA OF INDIANA, LLC

Indiana

SALVAGE WHOLESALE AUCTION NETWORK  LLC

Iowa

GUARDIAN VEHICLES, LLC

CWH SERVICES, LLC

CPRT (EUROPE) LIMITED

United Kingdom

TRPC LIMITED

TRAPOC LIMITED
Doing business as Copart UK

U-PULL-IT LIMITED

COPART EUROPE LIMITED

United Kingdom

UNIVERSAL SALVAGE AUCTIONS LIMITED
Dormant

COPART UK LIMITED.
Doing business as Copart UK

UNIVERSAL SALVAGE LIMITED
Dormant

JOHN HEWITT & SONS (GARAGES) LIMITED

CENTURY SALVAGE SALES LIMITED
Dormant

D HALES LIMITED

COPART GCC GMBH

CORNVILLE LIMITED
Dormant

CPRT HOLDING CO. NETHERLANDS BV

Netherlands

COPART VEHICLE AUCTIONS IRELAND LIMITED

Ireland

AUTORESIDUOUS S.L.

Spain

WOM GERMANY

Germany

COPART UAE AUCTIONS LLC

United Arab Emirates

COPART CANADA INC.
Doing business as Copart Auto Auctions

COPART DO BRASIL ORGANIZACAO DO LEILOES LTDA

Brazil